Exhibit 10.1.b.

               CHUBB GROUP OF INSURANCE COMPANIES

Surety Department, 15 Mountain View Road, P.O. Box 1615, Warren,
                          NJ 07061-1615
       Phone:  (908) 903-3485 * Facsimile:  (908) 903-3656

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                                        FEDERAL INSURANCE COMPANY

                     AGREEMENT OF INDEMNITY

WHEREAS, application has been made to FEDERAL INSURANCE COMPANY, or any of its subsidiary or affiliated insurers, of 15 Mountain View Road, Warren, New Jersey (hereinafter called "Company"), to continue as surety upon specific bonds described on the attached Schedule A.

NOW, THEREFORE, in consideration of the Company having written said bonds on behalf of Strategic Energy L.L.C., and the undersigned (hereinafter individually and collectively called "Indemnitor") acknowledges the release of KLT Inc. as indemnitor, for all past, present and future liability, and in consideration of the sum of One Dollar paid to the Indemnitor by said Company, the receipt whereof is hereby acknowledged, the Indemnitor, being substantially benefited by the continued existence of said bonds, (and having either a direct or indirect financial interest in said applicant), hereby agrees:

  1. That the Indemnitor will at all times indemnify and save harmless said Company from and against any and all loss,
     cost,   damage  or  expense,  including  court   costs   and
     attorneys' fees, which it shall at any time incur, sustain or incur

       i.   by  reason  of having executed or procured  the
            execution of said bonds,
       ii.  by  reason  of  failure of the  undersigned  to
            perform  or  comply with the covenants and conditions
            of this agreement, or
       iii. in   enforcing  any  of  the   covenants   and
            conditions of this agreement,

     and will place the said Company in funds to meet all its liability under said bonds promptly on request and before it may be required to make any payment thereunder. That the voucher or other evidence of payment by said Company of any such loss, cost, damage, expense, claim or liability shall be prima facie evidence of the fact and amount of the Indemnitor's liability to said Company under this Agreement;

  2. That the Company may make or consent to any change or alteration in said bonds and may execute renewals thereof or other obligations in lieu thereof, or may consent or assent to any change or alteration in any instrument, contract or
     agreement  concerned  therewith,  without  notice   to   the
     Indemnitor (notice being expressly waived) and, in such case, the Indemnitor shall be liable to the Company fully and to the same extent that the Company shall be liable under such changed or altered bonds or such renewals thereof or other obligations in lieu thereof;

  3. That the Company shall have the exclusive right for itself and for the Indemnitor to take charge of all matters arising under said bonds and decide whether or not it is liable thereunder and shall determine the amount of its liability in case it decides that it is liable. It may settle or compromise any claims and defend, settle or compromise any suits  and  take  such other action in connection  with  any claim  matter  arising  under said  bonds  as  it  may  deem
     advisable.   Any  such decision, determination,  settlement,
     defense, compromise or other action of the Company in connection with any claim matter arising under said bonds shall be final and conclusive and unconditionally binding upon the Indemnitor;

  4. That the Indemnitor and the heirs, legal representatives, successors and assigns of the Indemnitor shall be and hereby are jointly and severally bound by the foregoing provisions of this Agreement, and that the liability of the Indemnitor
     hereunder   and   of   the  heirs,  legal   representatives,
     successors and assigns of the Indemnitor hereunder shall not be dependent upon the proper execution of this Agreement or any instrument herein referred to by any other Indemnitor or by said applicant, and that if the Company procures any co-surety on said bonds, and it is hereby authorized to do so, this Agreement shall be deemed extended to and for the benefit of said co-surety.

IT  IS  UNDERSTOOD  AND  AGREED that Indemnitor  will,  upon  the written request of the Company, promptly procure the full and complete discharge of the Company from said bonds and all liability by reason thereof. If such full and complete discharge is unattainable, the Indemnitor will, if requested by the Company, promptly provide the Company an irrevocable letter of credit acceptable to the Company, as collateral, in an amount sufficient to cover all undischarged liability under said bonds, or promptly make other provisions acceptable to the Company to fully collateralize the aforesaid undischarged liability. Indemnitor further agrees that, in the event of its breach of its obligation to collateralize the undischarged liability under said bond, the Company will have no adequate remedy at law and shall therefore be entitled to specific performance of the Indemnitor's obligation to collateralize such undischarged liability. The Company's failure to act to enforce its right to specific performance hereunder shall not be construed as a waiver of that right, which may be enforced at any time at the Company's sole discretion.

IT IS FURTHER UNDERSTOOD AND AGREED that all of the terms, provisions, and conditions of this Agreement shall be extended to and for the benefit not only of the company either as a direct writing company or as a co-surety or reinsurer but also for the benefit of any surety or insurance company or companies with which the Company may participate as a co-surety or reinsurer and also for the benefit of any other company which may execute said bond at the request of the Company.

IN WITNESS WHEREOF the Indemnitor has signed this Agreement this 23rd day of May, 2002.

STRATEGIC ENERGY, L.L.C.           GREAT PLAINS ENERGY INC.
                    (seal)                             (seal)

By:  /s/ Richard M. Zomnir         By:  /s/ Andrea F. Bielsker

Name and Title:                    Name and Title:
Richard M. Zomnir                  Andrea F. Bielsker
President & CEO                    Senior Vice President,
                                   Finance Chief Financial
                                   Officer & Treasurer

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On May 23, 2002 before me Eileen L. Parson personally appeared Richard M. Zomnir personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature:  /s/ Eileen L. Parson        (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of Pennsylvania    )
County of Allegheny      )

     On May 23, 2002 before me Eileen L. Parson personally appeared Andrea F. Bielsker, Senior Vice President Finance, Chief Financial Officer and Treasurer personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature:  /s/ Eileen L. Parson        (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of ___________     )
County of___________     )

     On             before me                personally appeared
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature:                              (Seal)

                 CERTIFICATE OF ACKNOWLEDGEMENT

State of ___________     )
County of __________     )

     On             before me                personally appeared
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature:                              (Seal)